Exhibit 10.6

AMENDMENT TO LOAN DOCUMENTS

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of this 26th day of January, 2007, by and among NIMBLEGEN SYSTEMS, INC., a Delaware corporation (“NimbleGen”), and NIMBLEGEN SYSTEMS OF ICELAND, LLC, a Delaware limited liability company (“NimbleGen Iceland”; and together with NimbleGen, individually and collectively, “Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, collectively, “Lender”).

RECITALS

A. Pursuant to the Amended and Restated Loan and Security Agreement, dated as of December 29, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Borrower and Lender, the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B. Borrower has requested that Lender agree to make certain amendments to the Loan Documents, and Lender is willing to agree to such requests, in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1. Recitals; Definitions. The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof. All capitalized terms used herein (including, without limitation, in the foregoing recitals) and not defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Documents.

(a) The following provision is hereby added to the Loan Agreement as Section 9.16(b):

“ (b) Any information from time to time delivered to Lender by Borrower that is identified as confidential and that is not in the public domain shall be held by Lender as confidential, shall be used solely in connection with the Obligations (as they may be increased, amended, refinanced, renewed or otherwise modified from time to time), the Loan Documents (including without limitation, the Warrant) and services related thereto and the transactions contemplated thereby, and shall not be disclosed by Lender to any other Person; provided, that Lender may make disclosure of confidential information (i) to its independent accountants and legal counsel (which Persons shall be likewise bound by the provisions of this Section 9.16(b)), (ii) pursuant to statutory and regulatory requirements or demand by any Governmental Authority, (iii) pursuant to any mandatory court order or subpoena or in connection with any legal process, (iv) pursuant to any written agreement hereafter made between Lender and Borrower to which such information relates, which agreement permits such disclosure, (v) as necessary or advisable in connection with the exercise of any remedy by Lender under the Loan Documents, (vi) in accordance with Section 6.11 (vii) consisting of general portfolio information that does not identify Borrower, (vii) that has heretofore been made generally available to the public or is otherwise available to Lender on a non-confidential basis from a source that is not, to its knowledge, subject to a confidentiality agreement with Borrower, (ix) to any assignee of or participant in any of the Obligations, or to any prospective assignee or participant in any of the Obligations, provided, that such prospective assignee or participant is subject to an agreement containing provisions substantially the same as those set forth in this Section 9.16(b), and (x) in connection with any litigation to which Lender or its Affiliates is a party. All financial statements and reports furnished by Borrower to Lender under Section 5.1 hereof shall be deemed confidential and shall not be disclosed by Lender to any other Person except as provided in this Section 9.16(b). In the event of any conflict between the terms of this Section 9.16(b) and those of any other contractual obligation between Lender and Borrower (whether or not a Loan Document), the terms of this Section 9.16(b) shall govern. “

(b) Exhibit G-4 of the Loan Agreement is hereby deleted in its entirety and replaced with the Exhibit G-4 attached hereto as Exhibit A.

(c) Each of Schedule B-11, Schedule E-25 and Schedule F-34 of the Information Certificate is hereby deleted in its entirety and replaced with the Schedule B-11, the Schedule E-25 and the Schedule F-34 attached hereto as Exhibit B, Exhibit C and Exhibit D, respectively.

3. No Other Amendments. Except for the amendments expressly set forth and referred to in Section 2 above, the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect, and this Amendment shall be limited precisely and expressly as drafted and shall not be construed as a consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Loan Agreement or any other Loan Document. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s indebtedness under or in connection with the Loan Agreement or any other indebtedness to Lender.

4. Confirmation of Representations and Warranties.

Borrower hereby confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement continue to be true and correct as of the date hereof, except to the extent such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct as of such prior date).

5. Costs and Expenses.

Borrower shall be responsible for the payment of all fees, costs and expenses incurred by Lender in connection with the preparation and negotiation of this Amendment, including, without limitation, any and all fees and expenses of Lender’s in-house and outside counsel. All fees, costs and expenses shall be due and payable upon demand of Lender, and if not paid promptly upon such demand, all such fees, costs and expenses shall become part of the Obligations in accordance with Section 2.4 of the Loan Agreement.

6. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as modified by this Amendment.

(b) Except as specifically modified above, the Loan Agreement and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

8. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, intending to be legally bound, each party has caused this Amendment to be executed by its duly authorized officer as of the date first written above.

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION,
a Delaware corporation

By:	/s/ Danijela Gjenero
Name:	Danijela Gjenero
Title:	Duly Authorized Signatory

By:	/s/ Scott R. Towers
Name:	Scott R. Towers
Title:	Duly Authorized Signatory

BORROWER:

NIMBLEGEN SYSTEMS INC.,
a Delaware corporation

By:	/s/ David S. Snyder
Name:	David S. Snyder
Title:	Vice President and Chief Financial Officer

NIMBLEGEN SYSTEMS OF ICELAND, LLC,
a Delaware limited liability company

By:	NIMBLEGEN SYSTEMS INC., its sole member

By:	/s/ David S. Snyder
Name:	David S. Snyder
Title:	Vice President and Chief Financial Officer

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